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                                                                    EXHIBIT 10.1



                STOCK OPTION CANCELLATION AND AMENDMENT AGREEMENT


        This Stock Option Cancellation and Amendment Agreement (this "Agreement") is entered into by and between ACME Communications, Inc., a Delaware corporation (the "Corporation"), and Jamie Kellner (the "Optionee") as of this 12th day of November, 2001.

                                    RECITALS

        A. On or about September 30, 1999, the Corporation granted the Optionee a stock option (the "Option") under the Corporation's 1999 Stock Incentive Plan to acquire up to 838,637 shares of the Corporation's Common Stock ("Common Stock") at a per share exercise price of $23.00. The Option is evidenced by and subject to the terms and conditions of a written stock option agreement executed by the Corporation and the Optionee (the "Option Agreement").

        B. The Corporation and the Optionee desire to cancel the Option to the extent of 419,318 shares of Common Stock.

        NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        1. PARTIAL CANCELLATION OF THE OPTION. The Option shall be, and it hereby is, terminated to the extent of 419,318 shares of Common Stock subject to the vested and unexercised portion of the Option. Any rights that the Optionee may have with respect to such portion of the Option (including, without limitation, under or with respect to the Option Agreement) shall be, and they hereby are, terminated and no amount is payable with respect thereto or with respect to the termination of such portion of the Option.

        2. CONTINUING EFFECT OF OPTION. The remaining Option (covering 419,319 shares of Common Stock) shall remain in full effect, subject to the other terms and conditions of the Option Agreement.

        3. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without giving effect to conflicts of laws principles thereunder.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

"OPTIONEE"                              ACME COMMUNICATIONS, INC.
                                        A Delaware corporation
/s/ Jamie Kellner
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Signature                               By: /s/ Thomas Allen
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Jamie Kellner                           Its: Executive Vice President and CFO
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